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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): August 4, 1999



                         Intrepid Capital Corporation
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            (Exact name of registrant as specified in its charter)



            DELAWARE                    333-66859                59-3546446
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  (State or other jurisdiction         (Commission             (IRS Employer
         of incorporation)             File Number)          Identification No.)



  50 North Laura Street, Suite 3550, Jacksonville, Florida             32202
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           (Address of principal executive offices)                  (Zip Code)



                                 (904) 350-9999
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              (Registrant's telephone number, including area code)



                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report)


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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

         On August 4, 1999, Intrepid Capital Corporation (the "Company"), Benjamin C. Bishop, Jr., an individual resident of the State of Florida ("Bishop"), Charles E. Harris, as trustee for the Charles E. Harris Revocable Trust dated September 10, 1997 ("Harris"), Synagen Capital Partners, Inc., a Florida corporation ("Synagen"), and Arnold A. Heggestad, an individual resident of the State of Florida ("Heggestad" and together with Bishop, Harris and Synagen, referred to herein collectively as the "Ewing Shareholders"), entered into a Share Purchase Agreement (the "Share Purchase Agreement") and consummated the transactions contemplated thereby (the "Share Purchase"). Pursuant to the terms and conditions of the Share Purchase Agreement, the Company purchased from the Ewing Shareholders, and the Ewing Shareholders sold to the Company, all of the outstanding capital stock (the "Ewing Stock") of Allen C. Ewing Financial Services, Inc. ("Ewing"), a Jacksonville, Florida based provider of securities brokerage and investment banking services. The Company acquired the Ewing Stock in exchange for (i) the payment to the Ewing Shareholders of cash in the aggregate amount of $950,000.00, subject to adjustment as provided below, plus (ii) the issuance of three subordinated convertible promissory notes in the principal amounts of $200,000.00, $100,000 and $50,000 to Bishop, Synagen and Heggestad, respectively (the "Purchase Price"). The cash portion of the Purchase Price is subject to adjustment after the preparation of the Closing Date Balance Sheet (as defined in the Share Purchase Agreement) and the determination of the amount, if any, by which the Actual Equity (as defined in the Share Purchase Agreement) is less than or greater than the Target Equity (as defined in the Share Purchase Agreement) of Ewing and the resolution of all disputes with respect thereto as provided in the Share Purchase Agreement. In addition, $10,000 of the Purchase Price was retained by the Company pending the resolution of certain matters.

         The description contained herein of the Share Purchase Agreement is qualified in its entirety by reference to the Share Purchase Agreement and the Press Release dated August 5, 1999, which are attached hereto as Exhibits 2 and 99, respectively, and incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of Business Acquired. As of the date of the filing of this Current Report on Form 8-K, it is impracticable for the Company to provide the financial statements required by this Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 75 days after August 4, 1999.

         (b) Pro Forma Financial Information. As of the date of the filing of this Current Report on Form 8-K, it is impracticable for the Company to provide the pro forma financial information required by this Item 7(b). In accordance with Item 7(b)(2) of Form 8-K, such financial information shall be filed by amendment to this Form 8-K no later than 75 days after August 4, 1999.

         (c) Exhibits. The following is a list of the Exhibits attached hereto.

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

Exhibit No. 2         Share Purchase Agreement
Exhibit No. 10.1      Subordinated Convertible Promissory Note
Exhibit No. 10.2      Subordinated Convertible Promissory Note
Exhibit No. 10.3      Subordinated Convertible Promissory Note
Exhibit No. 10.4      Employment Agreement
Exhibit No. 99        Press Release





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          INTREPID CAPITAL CORPORATION


                                          By:  /s/ Forrest Travis
                                               --------------------------------
                                                   Name:  Forrest Travis
                                                   Title: President and Chief
                                                          Executive Officer


Dated:  August 16, 1999


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

                                 EXHIBIT INDEX

EXHIBIT NO.                         DESCRIPTION
-----------                         -----------

2                                   Share Purchase Agreement
10.1                                Subordinated Convertible Promissory Note
10.2                                Subordinated Convertible Promissory Note
10.3                                Subordinated Convertible Promissory Note
10.4                                Employment Agreement
99                                  Press Release